SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 13, 2003

Northrop Grumman Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16411	95-4840775

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East, Los Angeles, California 90067                    www.northropgrumman.com

(Address of Principal Executive Offices and internet site)

(310) 553-6262

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

99.1 Conference Presentation Materials

Item 9.

Pursuant to Regulation FD, Northrop Grumman hereby furnishes the information contained in Exhibit 99.1 attached hereto, which is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2003	NORTHROP GRUMMAN CORPORATION (Registrant)

	By:	/s/ JOHN H. MULLAN
John H. Mullan, Corporate Vice President and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Conference Presentation Materials